SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 DATE OF REPORT
                        ---------------------------------
                        (Date of earliest event reported)
                                 APRIL 24, 1998

                                   HUBCO, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

                 0-10699                                 22-2405746
        ------------------------              ---------------------------------
        (Commission File Number)              (IRS Employer Identification No.)

              1000 MACARTHUR BOULEVARD, MAHWAH, NEW JERSEY  07430
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                   (Address of Principal Executive Offices)

                                (201) 236-2600
                         -------------------------------
                         (Registrant's Telephone Number)

Item 5 - Other Events

      As reported by HUBCO, Inc. ("HUBCO") on previous Form 8-Ks (as amended), HUBCO acquired Poughkeepsie Financial Corp. ("PFC") on April 24, 1998 and MSB Bancorp, Inc. ("MSB") on May 29, 1998 (the "MERGERS"). The Mergers were accounted for as a "pooling of interests" under generally accepted accounting principles.

      The following supplemental consolidated financial statements of HUBCO restating HUBCO's historical consolidated financial statements as of and for the three years ended December 31, 1997 to reflect the Mergers and the acquisition of The Bank of Southington, which closed January 8, 1998 and was accounted for as a pooling of interests are incorporated herein by reference to Exhibit 99.1 filed herewith:

      1. Management's Discussion and Analysis.

      2. Consolidated Balance Sheets as of December 31, 1997 and 1996.

      3. Consolidated Statements of Income for the three years ended December 31, 1997, 1996 and 1995.

      4. Consolidated Statements of Changes in Stockholders' Equity for the three years ended December 31, 1997, 1996 and 1995.

      5. Consolidated Statements of Cash Flows for the three years ended December 31, 1997, 1996 and 1995.

      6. Notes to the Consolidated Financial Statements.

      The report of Arthur Andersen LLP, independent accountants, on the supplemental consolidated financial statements of HUBCO as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 is filed herewith as part of Exhibit 99.1. The reports of KPMG Peat Marwick LLP on MSB and Deloitte & Touche LLP on PFC, each referred to in the Arthur Andersen LLP report are also included as part of Exhibit 99.1.

Item 7 - Exhibits

Exhibit 99.1 Supplemental Consolidated Financial Statements of HUBCO, Inc. as of December 31, 1997 and 1996 and for the three years ended December 31, 1997, 1996 and 1995.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          HUBCO, INC.


Dated: July 10, 1998                     By: /s/ JOSEPH F. HURLEY
                                             ----------------------------------
                                                 Joseph F. Hurley